                                                             EXHIBIT 4.2

                                    [LOGO]-Registered Trademark-

      COMMON STOCK               PAULA FINANCIAL             COMMON STOCK

          PF

INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS
                                                         CUSIP 703588 10 3

  THIS CERTIFIES THAT




is the record holder of


     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                                PAULA FINANCIAL

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



          /s/ Bradley K. Serwin                    /s/  Jeffrey A. Snider

                  SECRETARY          [SEAL]              PRESIDENT

                                PAULA FINANCIAL
                                   CORPORATE
                                     SEAL
                                     1997
                                   DELAWARE

COUNTERSIGNED AND REGISTERED:

  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                 TRANSFER AGENT AND REGISTRAR

BY


                     AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common
TEN ENT = as tenants by the entireties
JT TEN  = as joint tenants with right of
             survivorship and not as tenants
             in common

UNIF GIFT MIN ACT -- ....... Custodian ......
                     (Cust)           (Minor)
                    under Uniform Gifts to Minors
                    Act.......................
                            (State)
UNIF TRF MIN ACT -- ....... Custodian (until age ....)
                     (Cust)
                    ........ under Uniform Transfers
                    (Minor)
                    to Minors Act ....................
                                       (State)

     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

   /                              /


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.




Dated
     ----------------------------

                                            X
                                             ---------------------------------

                                            X
                                             ---------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.